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                                                                   EXHIBIT 10.31

                               AMENDMENT NO. 4 TO
           AMENDED AND RESTATED ORBIMAGE SYSTEM PROCUREMENT AGREEMENT

       This Amendment No. 4 (the "Amendment") to the Amended and Restated ORBIMAGE System Procurement Agreement between Orbital Sciences Corporation ("Orbital") and Orbital Imaging Corporation ("OIC"), as amended by Amendment No. 1 dated December 31, 1998 and by Amendment No. 2 dated September 15, 1999 and by Amendment No. 3 dated March 30, 2000 (the "Agreement") is made and entered into as of the 29th day of June, 2000.

                                    RECITALS

       WHEREAS, the parties desire to amend the Agreement as set forth below.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

SECTION 1.    Amendment to Exhibit F - Milestone Payment Schedule.

       (a) Subject to Section 2(b) below, on January 31, 2001 Orbital shall refund to ORBIMAGE $20,000,000 of amounts previously paid by ORBIMAGE to Orbital under the Procurement Agreement and Exhibit F shall be modified such that Orbital shall be entitled to invoice ORBIMAGE for such refunded amount nine months after the launch of OrbView-4 or six months after the launch of OrbView-3, whichever occurs first, but in no event earlier than November 30, 2001. For purposes of greater certainty, Orbital will otherwise continue to be entitled to invoice ORBIMAGE for milestone payments as provided for in Exhibit F.

       (b) In the event ORBIMAGE and MDA execute an agreement as contemplated by that certain letter agreement dated June 29, 2000 on or before January 1, 2001, then this Section 1 of Amendment No. 4 to the Procurement Agreement shall be automatically deemed to be void and of no further force and effect and Exhibit F shall be remodified accordingly.

SECTION 2.    Amendment to Article 2

       The Agreement is hereby amended by inserting a, a new Section 2.8 as follows:

       "2.8. OrbView-4 Camera Vibration Test. Orbital, at the request of ORBIMAGE, such request to be made in writing no later than July 3, 2000, agrees to perform, at Orbital's cost, one additional vibration test for the OrbView-4 optical telescope assembly ("OTA"). The vibration test shall consist of a single-axis vibration of the OTA at amplitudes, frequency distributions and duration equal to predicted flight levels, with pre-and post vibration wave front measurements taken and modulation transfer function values produced.

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SECTION 3.    Amendment to Article 5

       As of the date of this Amendment No. 4, the first and second sentences of
Section 5.6(b) hereby are deleted in their entirety and are replaced with the following:

              "(b) In the event that the OrbView-4 Satellite has not been launched by May 31, 2001, then Orbital shall pay to ORBIMAGE a one-time cash penalty of $2,500,000. In the event that neither the OrbView-3 nor the OrbView-4 Satellite has been launched by July 31, 2001, then Orbital shall pay to ORBIMAGE an additional one-time cash penalty of $2,500,000."

As of the date of this Amendment No. 4, the last sentence of Section 5.6(b) hereby is deleted in its entirety and is replaced with the following:

              "If the applicable satellite has not been successfully launched by such rescheduled date, then the applicable one-time launch penalties shall be payable in accordance with this Section 5.6(b)."

SECTION 4.    Automatic Termination

       This Amendment No. 4 shall automatically terminate without any liability to any party if ORBIMAGE has not received a fairness opinion from an independent financial advisor as to the fairness of the transaction from a financial point of view by July 14, 2000.

SECTION 5.    No Further Changes.

       Except as modified by this Amendment, the Agreement remains unmodified and in full force and effect.

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       IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to the
Amended and Restated ORBIMAGE System Procurement Agreement to be executed as of the date first written above.

ORBITAL SCIENCES CORPORATION




By:      /s/ Jeffrey V. Pirone
         -----------------------
         Name: Jeffrey V. Pirone
         Title:  Executive Vice President and Chief Financial Officer

ORBITAL IMAGING CORPORATION




By:      /s/ Gilbert D. Rye
         ---------------------------------------
         Name: Gilbert D. Rye
         Title:  President and Chief Executive Officer

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